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                                                                   Exhibit 99.1

                ON-LINE ADVERTISING AUTHORIZED RESELLER AGREEMENT

     AGREEMENT (this "AGREEMENT") entered into as of September 1, 1999 by and between ITURF Inc., a Delaware corporation ("ITURF"), T@PONLINE.COM, Inc. a New Jersey corporation (the "Company"), and MarketSource Corporation, a Delaware corporation ("MARKETSOURCE").

     WHEREAS, concurrently with or immediately after the execution of this Agreement, the parties hereto, the shareholders of the Company and ITURF Acquisition Corporation, a Delaware corporation ("MERGER SUB") are consummating a merger (the "MERGER") contemplated by a Plan and Agreement of Merger dated August 9, 1999 (the "MERGER AGREEMENT");

     WHEREAS, MarketSource is prepurchasing the advertising amounts specified below in anticipation that it may be necessary for MarketSource to include internet advertising in the "full service" integrated solutions it delivers to its clients;

     WHEREAS, as a material inducement to ITURF and Merger Sub to enter into the Merger Agreement, MarketSource has agreed to enter into this Agreement;

     NOW, THEREFORE, In consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. PURCHASE AND SALE. MarketSource hereby agrees to purchase from ITURF and the Company (for its own use and for resale to its clients, subject to the terms and conditions hereof), and ITURF and the Company hereby agree to sell to MarketSource, advertising inventory (the "INVENTORY") on Web sites of ITURF and the Company in the Commitment Amount and at the prices set forth on SCHEDULE 1 attached hereto.

     2. ROLLOVER RIGHT. Notwithstanding Section 1 hereof, MarketSource may defer the purchase of up to 25% of the dollar value of Inventory it is required to purchase each fiscal year (as set forth on SCHEDULE 1 hereof) to the subsequent fiscal year; PROVIDED, HOWEVER, that (i) such deferral shall be non-cumulative (e.g., MarketSource may only defer 25% of the amount originally required to be purchased in fiscal year 2000 to fiscal year 2001, and may not defer to fiscal year 2001 any portion of any amount deferred from fiscal year 1999 to fiscal year 2000) and (ii) MarketSource may not defer any purchases beyond fiscal year 2002.

     3. PAYMENT TERMS. MarketSource shall pay for the Inventory on terms consistent with the terms generally applicable to third party advertisers, as communicated from time to time by ITURF and the Company to MarketSource, subject to ITURF and the Company providing industry standard proof of performance for services rendered.

     4. QUALITY OF INVENTORY. The Inventory shall be designated by ITURF and shall be of size and placement generally consistent with other inventory sold on the ITURF network of Web sites (the "ITURF NETWORK"), subject, however, to the reasonable requests of MarketSource clients. Subject to SCHEDULE 1 and the other terms and conditions hereof, the Inventory may consist of:

                  (1) banner advertising

                  (2) internet promotions


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                  (3) category sponsorship

                  (4) performance advertising agreements

                  (5) e-commerce agreements

         5. RESALE OF THE INVENTORY. Subject to the limitations set forth herein, MarketSource may resell the Inventory to third party advertisers.

                  5.1 Without prior written or electronic approval from ITURF or the Company, as applicable, which may be withheld at ITURF's or the Company's (as applicable) sole discretion, MarketSource may not, directly or indirectly, resell the inventory to advertising sales firms or advertising resellers; PROVIDED, HOWEVER, that MarketSource may resell Inventory to advertising agencies purchasing Inventory for the account of particular clients specified in advance by such agencies.

                  5.2 Without prior written approval from ITURF or the Company, as applicable, which may be withheld at ITURF's or the Company's sole discretion, MarketSource may not list the Inventory for resale in any liquidation or auction environment.

                  5.3 Without prior written approval from ITURF or the Company, as applicable, which may be withheld at ITURF's or the Company's (as applicable) sole discretion, MarketSource may not resell the Inventory at a price less than a 20% discount from ITURF's rate card in effect at the time of the proposed resale; PROVIDED, HOWEVER, MarketSource may include Inventory in any "integrated solution" proposal to third parties so long as the proposal does not allocate (or permit a third party to "back into") an allocated cost for such Inventory. "Integrated solutions" refers to multiple services (on line and off line advertising and promotion) offered together to enhance the effectiveness of a given proposal to a prospective third party client.

                  5.4 MarketSource may not resell the Inventory to any third party without the written approval of ITURF or the Company, as applicable, which approval shall not be unreasonably withheld or delayed, except in the case of resale to (i) any third party in the business of manufacturing or selling apparel or (ii) to on-line content or community sites that target teen-agers (e.g., Bolt.com, Seventeen.com), in which case ITURF may withhold its approval at its sole discretion. Reasons for which ITURF may reasonably withhold its approval of any resale of Inventory include, but are not limited to, (a) age-appropriateness and (b) exclusive arrangements with other third party advertisers. Notwithstanding anything to the contrary contained herein, neither ITURF nor the Company shall unreasonably withhold approval of any proposed sale of Inventory by MarketSource to J.C. Penney's Arizona Jeans division.

                  5.5 All advertising shall be subject to ITURF's and the Company's technical guidelines then in effect and applicable to all third parties, which shall be agreed to in writing by such third party purchasers.

                  5.6 All advertising sales by MarketSource to third parties shall be subject to ITURF's and the Company's standard terms and conditions then in effect and applicable to all third parties, which shall be agreed to in writing by such third party purchasers.

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         6. RESTRICTION ON USE OF ADVERTISING BY MARKETSOURCE. MarketSource may
not use any Inventory itself for purposes that could not be used by a third party purchaser from MarketSource.

         7.       SALES MARKETING COORDINATION.

                  7.1 Each of the parties shall use best efforts to avoid conflict or confusion in its sales and marketing activities on behalf of ITURF's and the Company's Web sites.

                  7.2 ITURF and the Company will provide MarketSource with reasonable quantities of customary sales materials and use best commercial efforts to assist any sales negotiations with prospective third party clients.

         8. UNSOLD ITURF INVENTORY. For a period of six months from the effectiveness of this Agreement, ITURF shall provide MarketSource a right of first offer on unsold inventory (as determined in accordance with ITURF's standard sales practices in effect from time to time) on sites within the ITURF Network. In the event that any offer MarketSource may make on such unsold inventory is not acceptable to ITURF, ITURF may sell, liquidate or otherwise dispose of such unsold inventory at its discretion.

         9.       PREFERRED STATUS; SALES EXCLUSIVITY.

                  9.1 MarketSource shall give first preference to ITURF/OnTap sites as the preferred on-line advertising venue to its clients.

                  9.2 ITURF hereby designates MarketSource as an official sales agent for ITURF and the Company.

                  9.3 Neither ITURF nor the Company shall appoint another person, firm or entity whose principal business is marketing on college campuses as an official sales agent for its Web sites.

                  9.4 As used in this Section 9, the following terms have the meanings ascribed to them below:

                          "MARKETSOURCE CUSTOMERS" means the fifty (50)
companies named on a list (the "CUSTOMER LIST") to be provided by MarketSource to ITURF not later than thirty (30) days from the date hereof, each of which shall have purchased at least $25,000 in advertising from MarketSource in the twelve (12) month period preceding the date hereof (the "CUSTOMER CRITERIA").

                           "EXCLUSIVITY PERIOD" means, with respect to any
MarketSource Customer, the period beginning on the date hereof and concluding upon the later of (i) six months from the date hereof or (ii) six months after posting of the last advertising on the ITURF Network paid for by such MarketSource Customer.

                  9.5 ITURF shall not market advertising services to MarketSource Customers during the respective Exclusivity Periods applicable to each MarketSource Customer, PROVIDED, HOWEVER, that ITURF may market to such MarketSource Customers that MarketSource fails to contact within twenty-one (21) days of ITURF's request that MarketSource contact such MarketSource Customers.

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                  9.6 MarketSource shall have the right to include ITURF's and the Company's Web site properties on all of its advertising and sales materials, subject to ITURF's and the Company's quality control guidelines relating to use of logos and brand integrity.

                  9.7 ITURF shall have full access to inspect MarketSource's books and records during business hours for the sole purpose of verifying that each company on the Customer List satisfies the Customer Criteria.

         10. PRIZEFEST. Neither ITURF nor the Company shall sell advertising inventory on the "Prizefest" Web site currently located at WWW.PRIZEFEST.COM without the prior consent of MarketSource, which shall not be unreasonably withheld.

         11. NON-COMPETITION AGREEMENT. MarketSource shall not, directly or indirectly, act as an agent for, refer sales to or purchase advertising inventory for resale from Web sites or other interactive properties and publishers (e.g., Student Advantage, Alloy.com, Bolt.com) that are directly competitive with either Taponline.com or other Web sites in the ITURF Network; PROVIDED, HOWEVER, that MarketSource is not restricted from representing non-competitive Web sites that subsequent to the date hereof become competitive as a result of future ITURF acquisitions.

         12. SALES MEETINGS. At ITURF's request MarketSource shall make its advertising sales personnel available for meetings with ITURF personnel at MarketSource' principal offices in New Jersey no less often than once every calendar quarter for the purpose of receiving training regarding the Inventory.

         13. MARKETSOURCE INTERNAL SALES COMMISSIONS. [deleted]

         14. COMMISSIONS ON ADDITIONAL SALES. In the event that MarketSource uniquely sources (in accordance with the restrictions set forth in SCHEDULE 2 attached hereto) a sale of additional advertising inventory by ITURF or the Company on the ITURF Network (excluding Inventory purchased pursuant to Section 1 hereof) after having sold all the Inventory purchased by MarketSource in that Fiscal Year, ITURF shall pay MarketSource a 30.0% commission on the net sales price received by ITURF and or the Company, unless such additional advertising inventory is inventory with significant expenses associated with it in which case the commission shall be mutually agreed upon by the parties hereto. ITurf shall have the right to accept or reject any additional advertising in its sole discretion. Notwithstanding anything to the contrary contained herein, it is understood that commissions shall be due on advertising sales to third parties which extend beyond the term hereof, provided the sales agreement was made during the term hereof.

         15. EFFECTIVENESS; TERM.

                  15.1 This Agreement shall not become effective until the time of consummation of the merger contemplated by the Merger Agreement (the "EFFECTIVE TIME"). The term of this Agreement shall commence at the Effective Time and shall terminate at the end of Fiscal Year 2001 (as defined in SCHEDULE
1).

                  15.2 ITURF and the Company, on the one hand, or MarketSource, on the other hand, may terminate this Agreement upon 30 days' written notice with opportunity for cure following:

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                           (a) a material breach by the other party/parties; or

                           (b) the other party/parties becoming (i) the subject
of a bankruptcy or insolvency proceeding under Federal or state statute or (ii) insolvent or subject to direct control by a trustee, receiver or similar authority.

                  15.3 Upon request of either party, the parties hereto shall meet in the thirty (30) day period following the second anniversary of the date hereof to discuss in good faith the possibility of extending the Term hereof on mutually acceptable terms. This provision shall not be construed as an "agreement to agree" or otherwise create a binding commitment to extend the Term hereof.

         16.      MISCELLANEOUS.

                  16.1 ENTIRE AGREEMENT. This Agreement (which includes the schedules and exhibits hereto) sets forth the parties' final and entire agreement with respect to its subject matter and supersedes any and all prior understandings and agreements. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, change or waiver is sought.

                  16.2 ASSIGNMENT; BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns; PROVIDED, HOWEVER, that neither this Agreement nor any right or obligation hereunder may be assigned or transferred without the written consent of the other parties, which shall not be unreasonably withheld or delayed, except that ITURF and/or the Company may assign this Agreement and its rights hereunder to any direct or indirect wholly-owned subsidiary of ITURF.

                  16.3 NO THIRD PARTY BENEFICIARY. Except as otherwise expressly provided herein, the terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective successors and assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

                  16.4 PARAGRAPH HEADINGS. The paragraph or section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  16.5 SEVERABILITY. If any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be construed and enforced as if it had been more narrowly drawn so as not to be illegal, invalid or unenforceable, and such illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

                  16.6 GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York. The state courts of the State of New York in New York County and, if the jurisdictional prerequisites exist at the time, the United States District Court for the Southern District of New York, shall have sole and exclusive jurisdictions to hear and determine any dispute or controversy arising under or concerning this Agreement. In any action or proceeding concerning such dispute

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or controversy, the parties consent to jurisdiction and waive personal service of any summons, complaint or other process; a summons or complaint in any such action or proceeding may be served by mail in accordance with Section 8.1 of the Merger Agreement.

                  16.7 COUNTERPARTS. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

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      [SIGNATURE PAGE TO ON-LINE ADVERTISING AUTHORIZED RESELLER AGREEMENT]


     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

ITURF INC.


By:/s/ ALEX S. NAVARRO
   -------------------------------
     Name:  Alex Navarro
     Title: Chief Operating Officer


T@PONLINE.COM, INC.


By:/s/ MARTIN LEVINE
   -------------------------------
     Name:  Martin Levine
     Title: President


MARKETSOURCE CORPORATION


By:/s/ MARTIN LEVINE
   -------------------------------
     Name:  Martin Levine
     Title: President

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SCHEDULE 1 TO ON-LINE ADVERTISING AUTHORIZED RESELLER AGREEMENT BETWEEN ITURF
INC., T@PONLINE.COM, INC. AND MARKETSOURCE CORPORATION
      -------------------

AGGREGATE AMOUNT OF ADVERTISING REQUIRED TO BE PURCHASED BY MARKETSOURCE

Fiscal Year*
Of Delivery      Commitment Amount (subject to "Agency Commissions" adjustments)
1999             $1,000,000
2000             $2,500,000
2001             $2,500,000

PRICE FOR ADVERTISING SOLD BASED ON A GUARANTEED NUMBER OF IMPRESSIONS:

Inventory will be sold by ITURF to MarketSource at a 45% discount to rate card**; provided, however, that in the event MarketSource is required to pay a commission to an advertising agency in connection with the sale of any Inventory, (i) the price paid by MarketSource to ITURF for such Inventory will be decreased by the amount of such commission and (ii) the Commitment Amount for that Fiscal Year shall be increased by 181-9/11% of the amount of such commission; PROVIDED, FURTHER, HOWEVER, that no adjustment referred to in the preceding clause shall be made for agency commissions in excess of 15%.

PRICE FOR ADVERTISING SOLD NOT BASED ON A GUARANTEED NUMBER OF IMPRESSIONS:

MarketSource may offer to purchase Inventory on a basis other than a guaranteed number of impressions. If ITURF accepts such an offer from MarketSource (which ITURF may reject at its sole discretion), the sale of such Inventory shall count towards MarketSource's Commitment Amount to the extent agreed upon in writing by the parties.

GENERAL APPLICABILITY

MarketSource shall, within thirty days before the beginning of each quarter with each Fiscal Year, provide projections of its intention to purchase Inventory over the next four quarters.

MarketSource must notify ITURF in writing at least 45 days in advance of its commitment to advertising flight dates, which notice shall specifically set forth (i) the number of impressions commited to, (ii) the price of such impressions, (iii) the placement of such impressions and (iv) sufficient information to permit ITURF to approve the third party advertiser, if any, for whose benefit the Inventory is being committed to. If MarketSource fails to provide timely notification to ITURF, the risk of Inventory not being available shall be borne by MarketSource and ITURF shall not be obligated to deliver the Inventory requested.

* "Fiscal Year" means the 52 or 53 week period ending on the Saturday closest to the last Saturday of January in each year, except that for purposes of this agreement, Fiscal Year 1999 means the period beginning on the date this Agreement becomes effective and concluding on January 29, 2000.

** Calculated based on ITURF's rate card as in effect from time to time, except that the rate card applicable to the first Fiscal Year is attached hereto.

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SCHEDULE 2 TO ON-LINE ADVERTISING AGREEMENT BETWEEN ITURF INC.,
T@PONLINE.COM, INC. AND MARKETSOURCE CORPORATION
-------------------

REQUIREMENTS FOR A SALE TO BE CONSIDERED "UNIQUELY SOURCED" BY MARKETSOURCE

1.        Billing and cash collection by MarketSource;

                           and

2.        Contact with advertiser initiated by MarketSource;

                           and

3. There shall not have been any direct sales or sales contacts by ITURF or the Company to the advertiser in the six months preceding the date of execution of the applicable insertion order

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